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                                                                     EXHIBIT L-2


  GPU'S NON-UTILITY SUBSIDIARIES WITH APPLICABLE EXEMPTION OR COMMISSION ORDER



   NON-UTILITY SUBSIDIARY AND                                                      APPLICABLE EXEMPTION OR
   BUSINESS ENGAGED IN                                                              COMMISSION ORDER
--------------------------------------------------------------------------------------------------------------
Met-Ed Preferred Capital II, Inc.;                                              HCAR No. 26967 (Jan. 19, 1999)
Met-Ed Capital II, L.P.;
Met-Ed Capital Trust - All organized for the purpose of issuing trust preferred securities
--------------------------------------------------------------------------------------------------------------
Penelec Preferred Capital II, Inc.;                                             HCAR No. 26966 (Jan. 19, 1999)
Penelec Capital II, L.P.;
Penelec Capital Trust - All organized for the purpose of issuing trust preferred securities
--------------------------------------------------------------------------------------------------------------
Saxton Nuclear Experimental Corporation - owns experimental nuclear             HCAR No. 14227 (May 11, 1960)
reactor which is currently being decommissioned
--------------------------------------------------------------------------------------------------------------
Nineveh Water Company - Water company                                           HCAR No. 10982 (Dec. 28, 1951)
--------------------------------------------------------------------------------------------------------------
GPU Telcom Services, Inc. - Exempt telecommunications company ("ETC")           Section 34
AFN, LLC - ETC
AFN Finance Company No. 1, LLC - ETC
--------------------------------------------------------------------------------------------------------------
GPU EnerTech Holdings, Inc. - Holds an interest in energy-related               HCAR No. 27139 (Feb. 18, 2000)
investment vehicle
--------------------------------------------------------------------------------------------------------------
GPU Service, Inc. - System service company                                      HCAR No. 17112 (Apr. 29, 1971)
--------------------------------------------------------------------------------------------------------------
GPU Nuclear, Inc. - Licensed owner of the non-operational Three Mile            HCAR No. 21708 (Sept. 5, 1980)
Island Unit 2 nuclear generating station
--------------------------------------------------------------------------------------------------------------
GPU Advanced Resources, Inc. - lines of business include energy                 Rule 58
services and retail energy services
--------------------------------------------------------------------------------------------------------------
MYR Group, Inc. and Subsidiaries - Infrastructure service and                   HCAR No. 27165 (Apr. 14, 2000)
electrical contracting company
The L. E. Myers Co.
Hawkeye Construction, Inc.
MYRcom, Inc.
MYRpower, Inc.
Great Southwestern Construction, Inc.
Harlan Electric Company
Sturgeon Electric Company, Inc.
ComTel Technology Inc.
Power Piping Company
D.W. Close Company
--------------------------------------------------------------------------------------------------------------

Various EWGs in the GPU System, including                                       Section 32
GPU Power, Inc.
Guaracachi America, Inc.
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
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
   NON-UTILITY SUBSIDIARY AND                                                      APPLICABLE EXEMPTION OR
   BUSINESS ENGAGED IN                                                              COMMISSION ORDER
--------------------------------------------------------------------------------------------------------------
Empresa Guaracachi S.A.
EI Barranquilla, Inc.
Termobarranquilla S.A.
Barranquilla Lease Holding, Inc.
Los Amigos Leasing Company Ltd.
EI International
GPUI Colombia Ltda
GPU Power Philippines, Inc.
Magellan Utilities Development Corporation
GPU International Asia, Inc.
GPU Power Ireland, Inc. (Inactive)
Hanover Energy Corp. (Inactive)
Austin Cogeneration Corporation (Inactive)
Austin Cogeneration Partners, L.P.(Inactive)
International Power Advisors, Inc.
EI Canada Holding Limited
EI Services Canada Limited
EI Brooklyn Power Limited
EI Brooklyn Investments Limited
Brooklyn Energy L.P.
--------------------------------------------------------------------------------------------------------------
Various FUCOs in the GPU System, including                                      Section 33
GPU Capital, Inc.
GPU Electric, Inc.
GPU Argentina Holdings, Inc.
GPU Argentina Services, S.R.L.
GPU Empresa Distribuidora Electrica Regional, S.A.
San Luis Energy S.A.
Empresa Distribuidora San Luis S.A.
Compania Electrica La Rioja S.A.
Empresa Distribuidora de Electricidad de la Rioja S.A.
Compania Electric de Salta S.A.
GPU Empresa de Sistemas Electricos Dispersos S.A.
Empresa Distribuidora de Electricidad de Salta S.A.
GPU Australia Holdings, Inc.
VicGas Holdings, Inc.
GPU GasNet Pty Ltd
Transmission Pipelines Australia Pty Limited
GPU GasNet Trading Pty Ltd
Victoria Electric Holdings, Inc.
Victoria Electric, Inc.
Austran Holdings, Inc.
GPU International Australia Pty Ltd
EI UK Holdings, Inc.
Avon Energy Partners Holdings

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

   NON-UTILITY SUBSIDIARY AND                                                      APPLICABLE EXEMPTION OR
   BUSINESS ENGAGED IN                                                              COMMISSION ORDER
--------------------------------------------------------------------------------------------------------------
Avon Energy Partners PLC
Midlands Electricity plc(1)
Midlands Power International Ltd.
GPU GasNet A Pty Ltd
GPU GasNet A Trust
GPU GasNet B Pty Ltd
GPU GasNet B Trust
Austran Investments Pty Ltd
--------------------------------------------------------------------------------------------------------------
GPU Diversified Holdings LLC - A holding
company which holds certain GPU                                                 Rule 58
System non-utility interests
--------------------------------------------------------------------------------------------------------------

GPU Solar, Inc. - Develops electrotechnologies                                  Rule 58
--------------------------------------------------------------------------------------------------------------
UMICO Holdings, Inc. - Insurance company                                        HCAR No. 27196 (July 6, 2000)
--------------------------------------------------------------------------------------------------------------
JCP&L Preferred Capital, Inc.;                                                  Inactive; HCAR Nos. 26292
JCP&L Capital, L.P. - Organized for the purpose of issuing JCP&L                (May 16, 1995), 26289
MIPS.                                                                           (May 11, 1995) and
                                                                                26246 (May 6, 1995)
--------------------------------------------------------------------------------------------------------------
JCP&L Transition Holdings, Inc.;                                                Inactive; Authorization pending
                                                                                in SEC File No. 70-9885
JCP&L Transition, Inc.;
JCP&L Transition Funding LLC - All organized for the purpose of issuing transition bonds
--------------------------------------------------------------------------------------------------------------

NCP Ada Power Incorporated                                                      Inactive; HCAR No. 26053
                                                                                (May 17, 1994)
NCP Energy, Inc. - Inactive
--------------------------------------------------------------------------------------------------------------

GPU Brasil, Inc.                                                                GPU is in the process of
                                                                                dissolving these inactive
                                                                                subsidiaries
GPU do Brasil Ltda. - Inactive
GPU Sao Paulo S.A.
--------------------------------------------------------------------------------------------------------------

-----------------
1 Midlands Electricity PLC ("Midlands") has ownership interests in over 100 subsidiaries that, either directly or indirectly, are engaged in various utility and non-utility businesses. These subsidiaries include Midlands Power International Limited, which, through its subsidiaries, has investments in operating generating facilities located outside the United States totaling 4,201 MW (of which the GPU-related equity interest represents 1,119 MW) of capacity. Through additional subsidiaries, Midlands engages in other, non-utility activities including electricity generation, electrical contracting, metering services and related businesses. A complete list of the Midlands subsidiaries, with the related percentage ownership interest, is attached hereto as Annex A.

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
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                                     ANNEX A

Central Power (Holdings) Limited (100.00%)
Contracting From Midlands Electricity Limited (100.00%)
EA Technology Limited (7.89%)
Easy Power Limited (100.00%)
Electra Brands Limited (6.60%)
ElectraLink Limited (7.82%)
Electricality Limited (100.00%)
Electricity Association Limited (5.9%)
Electricity Pension Trustees Limited (5.9%)
Electricity Pensions Limited (5.88%)
Energy Data Services (UK) Limited (100.00%)
Energy Partners Limited (100.00%)
Energy Solutions (UK) Limited (100.00%)
Enizade Limited (100.00%)
Future Gen Limited (100.00%)
Gol Energy Limited (100.00%)
GPU Power Distribution Limited (100.00%)
GPU Power Engineering Limited (100.00%)
GPU Power Investments Ltd. (100.00%)
Achilles Group Limited
Asset Investment Trading Limited (100.00%)
Energy Services (UK) Limited (100.00%)
Geophysical Mapping Services Limited (100.00%)
MEB (Contracting) Limited (100.00%)
MEB (Overseas) Limited (100.00%)
MEB Gas Limited (100.00%)
MEB Trading Limited (100.00%)
Metering Services Limited (100.00%)
Midland Construction Limited (100.00%)
Midlands Electricity International Limited (100.00%)
Midlands Electricity Metering Limited (100.00%)
Midlands Energy Limited (100.00%)
Midlands Metering Services Limited (100.00%)
Midlands Power Limited (100.00%)
Midlands Sales Limited (100.00%)
Peregrine Midlands Limited (49.00%)
Powerline Energy Services Limited (100.00%)
Romco Limited (100.00%)
Sisyphus Quebec Limited (100.00%)
Systemes M31 Inc. (31.02%)
The Energy Services Company Limited (100.00%)
GPU Power Networks (UK) Limited (100.00%)
GPU Power Serve Limited (100.00%)
GPU Power UK Limited (100.00%)
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GPU Power Utilities Limited (100.00%)
GPU Telecoms UK Limited (100.00%)
MEB Connection Limited (100.00%)
MEB Corporate Insurance Limited (100.00%)
MEB Home Power Limited (100.00%)
MEB Leasing (December) Limited (100.00%)
MEB Leasing (March) Limited (100.00%)
MEB Leasing (September) Limited (100.00%)
MEB Limited (100.00%)
MEB Logistics Limited (100.00%)
MEB Manx Limited (100.00%)
MEB Power Care Limited (100.00%)
MEB Power Force Limited (100.00%)
MEB Power Limited (100.00%)
MEB Power Projects Limited (100.00%)
MEB Power Switch Limited (100.00%)
MEB Powernet Limited (100.00%)
MEB Response Limited (100.00%)
MEB Supply Services Limited (100.00%)
MEB System Limited (100.00%)
Meter Services Limited (100.00%)
Midlands Electricity (Property) Limited (100.00%)
Midlands Electricity (Share Scheme Trustees) Limited (100.00%)
Midlands Electricity Contracting Limited (100.00%)
Midlands Electricity Electrical Contracting Limited (100.00%)
Midlands Electricity Group plc (100.00%)
Mucklow Hill (Three) Limited (100.00%)
Mucklow Hill (Two) Limited (100.00%)
Midlands Electricity Retail Limited (100.00%)
Midlands Electricity Trading Limited (100.00%)
Midlands Generation Limited (100.00%)
Midlands Investments Limited in Liquidation (100.00%)
Midlands Power (Holdings) Limited (100.00%)
Midlands Power Generation Limited (100.00%)
Midlands Power (Hungary) Limited (100.00%)
Midlands Power International Limited (100.00%)
Forestgen Limited (100.00%)
Midlands Generation (Overseas) Limited (100.00%)
Trakya Elektrik Uretim ve Ticaret A.S. (31.00%)
Midlands Hydrocarbons (Pakistan) Limited (100.00%)
Midlands Power (Bangladesh) Limited (100.00%)
Midlands Power (Consultancy) Limited (100.00%)
Midlands Power (Europe) Limited (100.00%)
Midlands Power (HPL) Limited (100.00%)
Humber Power Limited (25.00%)
Midlands Power (Indus) Limited (100.00%)

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Midlands Power (One) Limited (100.00%)
Midlands Power (Pakistan) Limited (100.00%)
Midlands Power (Philippines) Limited (100.00%)
Midlands Power (Sulelman) Limited (100.00%)
Midlands Power (Uch) Limited (100.00%)
Midlands Power (Isle of Man) Limited (100.00%)
UPL HC1.LDC (40.00%)
UPL HC2.LDC (40.00%)
Midlands Power (UK) Limited (100.00%)
Midlands Power (TPL) Limited (100.00%)
Teesside Power Holdings Limited (15.00%)
Teesside Power Limited (19.23%)
Midlands Power Services Limited (100.00%)
Mr. Electric Limited (100.00%)
Non-Fossil Purchasing Agency Limited (8.30%)
NPGT Limited (40.00%)
Ongen Limited (100.00%)
REC Collect Limited (25.00%)
Redgen Limited (100.00%)
Redigen Limited (100.00%)
Servgen Limited (100.00%)
St. Clements Services Limited (9.87%)
Value Power Services Limited (100.00%)

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